UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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AXOGEN, INC.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 14, 2018. AXOGEN, INC. AXOGEN, INC. 13631 PROGRESS BLVD. SUITE 400 ALACHUA, FL 32615 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E35976-P01434 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: March 20, 2018 Date: May 14, 2018 Time: 4:00 PM EDT Location: Hyatt Regency Orlando International Airport 9300 Jeff Fuqua Blvd. Orlando, FL 32827, USA Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/axogen18

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available E35977-P01434 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow During The Meeting: Go to www.virtualshareholdermeeting.com/axogen18. Have the information that is printed in the box and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTFORM 10-K How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2018 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) 02) 03) 04) Gregory G. Freitag Mark Gold, M.D. Jamie M. Grooms Guido J. Neels 05) 06) 07) Robert J. Rudelius Amy Wendell Karen Zaderej The Board of Directors recommends you vote FOR proposals 2 and 3. 2. To approve amendment of Article 2 and Article 3 of the Amended and Restated Articles of Incorporation to change the Company's registered office of incorporation in Minnesota to Corporation Service Company, 2345 Rice Street, Roseville, MN 55113 which will provide a better capability to receive and process correspondence and to increase the authorized shares of the Company from 50,000,000 to 100,000,000 to ensure that the Company has sufficient shares available for general corporate purposes, respectively. 3. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2018. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E35978-P01434 Voting Items